Segment Reporting	12 Months Ended
Mar. 31, 2019
Segment Reporting [Abstract]
Segment Reporting

21 SEGMENT REPORTING

The Group determined that it used to operate in two operating segments: (1) Cross-border business and (2) Domestic business. Cross-border business was terminated in December 2016 primarily because the Group decided to sharpen its focus on its current business model, and to a lesser extent, the operating conditions of the business. After the termination, there is only one operating segment in the Group.

The Group derives the results of the segments directly from its internal management reporting system. The CODM measures the performance of each segment based on metrics of revenue and earnings from operations and uses these results to evaluate the performance of, and to allocate resources to, each of the segments. The Group does not allocate share-based compensation expenses to its segments, as the CODM does not use such information to allocate resources to or evaluate the performance of the operating segments. As most of the Group’s long-lived assets are located in the PRC and most of the Group’s revenues are derived from the PRC, no geographical information is presented.

The table below provides a summary of the Group’s operating segments results for the year ended March 31, 2017.

For the Year Ended March 31, 2017
Revenues
Cross-border business	1,437
Domestic business	1,108,440

Total consolidated revenues	1,109,877

Operating loss
Cross-border business	(65,575)
Domestic business	(452,637)

Total segment operating loss	(518,212)

Unallocated expenses(*)	(553,129)
Total consolidated operating loss	(1,071,341)

Total other income	24,514
Loss before income tax and share of results of equity investee	(1,046,827)

(*)	Unallocated items include amortization expenses of intangible assets from acquired business, impairment of goodwill and intangible assets and share based compensation expenses.